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                                                                Exhibit 10.14(g)


                AMENDMENT NUMBER 7 TO LETTER AGREEMENT GCT-026/98

This Amendment Number 7 to Letter Agreement GCT-026/98, date to be effective as of July 31, 2001 ("Amendment No. 7") relates to the Letter Agreement GCT-026/98 (the "Letter Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998, which concerns the Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No. 7 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 7 sets forth further agreements between Embraer and Buyer [*] Aircraft #30 through 42 to be provided by General Electric Capital Corporation ("GE Capital").

This Amendment No. 7 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 7 and the Agreement, the terms of this Amendment No. 7 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to modify some conditions described in the Letter Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1.    ADDITIONAL [*]

                               [*]

2.    [*]


                               [*]


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3.    [*] AIRCRAFT # 38

                             [*]


4.    MISCELLANEOUS

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 7 shall remain valid in full force and effect without any change.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 7 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.             Solitair Corp.

By      /s/ Frederico Fleury Curado             By    /s/ Jay Maymudes
     -------------------------------              ----------------------------
Name:   Frederico Fleury Curado                       Name:  Jay Maymudes
Title:  E.V.P. Airline Market                         Title: V.P.

By    /s/ Flavo Rimoli
     -------------------------------
Name:  Flavo Rimoli                                   Date:   10/22/01
Title: Director of Contracts                          Place:  Greenwich, CT

Date:   10/22/01
Place:  Sao Jose dos Campos


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